Exhibit 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of June 24, 2015 (this “Amendment”), to the Credit Agreement (as defined below), among TRIBUNE MEDIA COMPANY (f/k/a TRIBUNE COMPANY), a Delaware corporation (“Borrower”), the Guarantors party hereto, each Lender party hereto, and JPMORGAN CHASE BANK, N.A. (“JPM”), as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement as amended by this Amendment.

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent, and JPM, as collateral agent, swingline lender and L/C Issuer, are parties to a Credit Agreement, dated as of December 27, 2013 (the “Credit Agreement”);

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and the Lenders party hereto, constituting not less than the Required Lenders (determined immediately prior to giving effect to this Amendment) agree to make the amendments set forth in Section 1(a) below;

WHEREAS, Section 2.20 of the Credit Agreement permits amendments of the Credit Agreement with consent of the Administrative Agent, Borrower and the Lenders providing the relevant Specified Refinancing Debt to permit the refinancing of all or any portion of outstanding Term Loans of any Tranche with a replacement Tranche of term loans thereunder;

WHEREAS, pursuant to Section 2.20, the parties hereto agree to, immediately following the effectiveness of the Section 1(a) Amendments (as defined below), create a new Tranche of Term Loans, the Term B Loans, under the Credit Agreement having identical terms with, having the same rights and obligations under the Loan Documents as, and in the same aggregate principal amount as the Initial Term Loans outstanding as of the date hereof after giving effect to any optional repayments on such date with the proceeds of a notes offering by the Borrower, except as such terms are amended hereby;

WHEREAS, each Term Lender that executes and delivers a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent”) shall be deemed, on the First Amendment Effective Date (as defined below), to have exchanged all (or such lesser amount allocated to it by the Administrative Agent (with the consent of the Borrower)) of its Initial Term Loans for Term B Loans, and such Lender shall thereafter become a Term B Lender with respect to such Term B Loans;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B hereto (a “Joinder”) as an Additional Term B Lender will make Term B Loans in the amount set forth on the signature page of such person’s Joinder on the First Amendment Effective Date to Borrower, the proceeds of which will be used by Borrower to, among other things, repay in full the outstanding principal amount of Non-Exchanged Term Loans;

WHEREAS, pursuant to Section 10.01(d), each Term Lender party hereto and each party to a Joinder agreement (collectively representing 100% of the Term Lenders after giving effect to the refinancing in full of the Initial Term Loans) agree to, immediately following the effectiveness of the Section 1(b) Amendments and the refinancing in full of the Initial Term Loans, make the Section 1(c) Amendments;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to the Credit Agreement.

(a) Effective as of First Amendment Effective Date upon the occurrence of the Section 1(a) Amendments Effective Time, the Credit Agreement is hereby amended by amending and restating Section 2.20(b) thereof in its entirety as follows (the “Section 1(a) Amendments”):

“(b) The Borrower shall make any request for Specified Refinancing Debt pursuant to a written notice to the Administrative Agent specifying in reasonable detail the proposed terms thereof. Following such notice, any proposed Specified Refinancing Debt shall be requested, at the Borrower’s option, from any combination of (i) existing Lenders in respect of the Facility and Loans being refinanced and/or (ii) Eligible Assignees, as potential new lenders, who would become Lenders in respect of such Specified Refinancing Debt pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent. At the time of sending such request to such Lenders or potential lenders, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each applicable Lender or potential lender is requested to respond. Each applicable Lender or potential lender shall notify the Administrative Agent within such time period whether or not it agrees to participate in providing such Specified Refinancing Debt. Any Lender or potential lender approached to provide all or a portion of any Specified Refinancing Debt may elect or decline, in its sole discretion, to provide such Specified Refinancing Debt. Any Lender or potential lender not responding within such time period shall be deemed to have declined to participate in providing such Specified Refinancing Debt. The Administrative Agent shall notify the Borrower of the applicable Lenders’ or potential lenders’ responses to each request made hereunder to become Lenders in respect of such Specified Refinancing Debt pursuant to a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Administrative Agent.”

(b) Effective as of the First Amendment Effective Date upon the occurrence of the Section 1(b) Amendments Effective Time, the Credit Agreement (as amended by the Section 1(a) Amendments) is hereby amended (the “Section 1(b) Amendments”) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit C hereto.

(c) Effective as of the First Amendment Effective Date upon the occurrence of the Section 1(c) Amendments Effective Time, the Credit Agreement (as amended by the Section 1(a) Amendment and the Section 1(b) Amendments) is hereby amended to add the following clause (vii) at the end of Section 2.05(a):

“In connection with the optional prepayment of Term B Loans pursuant to Section 2.05(a)(i) in an amount equal to $1,100.0 million to be made on the First Amendment Effective Date (the “Specified Optional Prepayment”), any Term B Lender may decline to accept all (but not less than all) of its share of the Specified Optional Prepayment (any such Term B Lender, a “Declining Lender”; each Term B Lender that is not a Declining Lender, a “Non-Declining Lender”) by providing written notice thereof to the Administrative Agent on or prior to First Amendment Effective Date (including notice included in its Consent to the First Amendment). Any amount of the Specified Optional Prepayment that would otherwise have been applied to prepay Term B Loans owing to Declining Lenders (such amount, the “Declined Amount”) shall instead be applied by the Administrative Agent to prepay each Non-Declining Lender’s remaining Term B Loans (the “Remaining Term B Loans”) in an amount equal to such Non-Declining Lender’s ratable share (determined without giving effect to the aggregate principal balance of the Term B Loans of any Declining Lenders) of the Declined Amount (up to the aggregate principal amount of such Non-Declining Lender’s Remaining Term B Loans); provided that to the extent the Declined Amount exceeds the aggregate principal amount of the Remaining Term B Loans of all Non-Declining Lenders, the excess portion of the Declined Amount after giving effect to the Remaining Term B Loans shall be applied to repay the Term B Loans of the Declining Lenders on ratable basis.

Section 2. Representations and Warranties.

Each Loan Party represents and warrants to the Administrative Agent and each Lender party hereto that:

(a) The representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2(a), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b) of the Credit Agreement, respectively, prior to this Amendment.

(b) No Default shall exist or would result from this Amendment, the borrowing of the Term B Loans and use of proceeds thereof.

Section 3. Conditions to Effectiveness.

(a) The Section 1(a) Amendments shall become effective on the date (the “First Amendment Effective Date”) and at the time (the “Section 1(a) Amendments Effective Time”) on and at which each of the following conditions is satisfied or waived:

(i) The Administrative Agent shall have received all of the following, each of which shall be originals or facsimiles or “.pdf” files unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, if applicable, each dated as of the First Amendment Effective Date (or, in the case of certificates of governmental officials, as of a recent date before the First Amendment Effective Date):

(A) executed counterparts of this Amendment by (x) each Loan Party and (y) the Administrative Agent; and

(B) Consents to this Amendment executed by the Required Lenders (determined immediately prior to giving effect to this Amendment).

(b) The Section 1(b) Amendments shall become effective on the First Amendment Effective Date at the time (the “Section 1(b) Amendments Effective Time”) at which each of the following conditions is satisfied or waived:

(i) The Section 1(a) Amendments Effective Time shall have occurred;

(ii) The Administrative Agent shall have received all of the following, each of which shall be originals or facsimiles or “.pdf” files unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, if applicable, each dated as of the First Amendment Effective Date (or, in the case of certificates of governmental officials, as of a recent date before the First Amendment Effective Date):

(A) such customary certificates of resolutions or other action authorizing the execution, delivery and performance of this Amendment, the borrowings and other transactions hereunder by the Borrower and the Guarantors, as applicable, incumbency certificates and/or other certificates of Responsible Officers of the Loan Parties as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment;

(B) such documents and certifications (including Organization Documents and, if applicable, good standing certificates) as the Administrative Agent may reasonably require to evidence that the Borrower and each Guarantor is duly organized or formed, and that each of them is validly existing and in good standing, except, other than with respect to the Borrower, to the extent that failure to be in good standing could not reasonably be expected to have a Material Adverse Effect;

(C) an opinion of Debevoise & Plimpton LLP, counsel to the Loan Parties, addressed to each Lender, in form and substance reasonably satisfactory to the Administrative Agent; and

(D) opinions of local counsel for the Loan Parties listed on Exhibit D hereto, in form and substance reasonably satisfactory to the Administrative Agent.

(iii) The Administrative Agent shall have received a certificate signed by a Responsible Officer of Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (vi) and (vii) of this Section 3(b) and that the Term B Loans meet the requirements and conditions to be Specified Refinancing Term Loans;

(iv) The Administrative Agent shall have received Consents to this Amendment from Term Lenders and Joinders executed by one or more Additional Term B Lenders such that (i) the aggregate principal amount of the Exchanged Initial Term Loans plus (ii) the aggregate principal amount of the Additional Term B Commitments shall equal the aggregate principal amount of the outstanding Initial Term Loans immediately prior to the effectiveness of this Amendment;

(v) [intentionally omitted];

(vi) No Default shall exist, or would result from this Amendment, the borrowing of the Term B Loans and use of proceeds thereof.

(vii) The representations and warranties of each Loan Party contained in Article V of the Credit Agreement and Section 2 of this Amendment or any other Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 3(b)(vii), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b) of the Credit Agreement, respectively, prior to the First Amendment Effective Date; and

(viii) The Administrative Agent shall have received a Committed Loan Notice not later than 9:00 a.m. (New York City time) on the First Amendment Effective Date.

(c) The Section 1(c) Amendments shall become effective on the First Amendment Effective Date at the time (the “Section 1(c) Amendments Effective Time”) at which each of the following conditions is satisfied or waived:

(i) The Section 1(b) Amendments Effective Time shall have occurred; and

(ii) The Exchanged Term Loans of each applicable Term Lender shall have been exchanged for Term B Loans and the Non-Exchanged Term Loans of each applicable Term Lender shall have been prepaid in full.

The Administrative Agent shall notify Borrower and the Lenders of each of the First Amendment Effective Date and the Section 1(c) Amendments Effective Time and such notice shall be conclusive and binding.

Section 4. Fees. On the First Amendment Effective Date, the Borrower agrees to pay all fees required to be paid and reasonable out-of-pocket expenses required to be paid on the First Amendment Effective Date, to the extent invoiced in reasonable detail at least three Business Days prior to the First Amendment Effective Date (or such later date as the Borrower may reasonably agree).

Section 5. Expenses.

Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Administrative Agent.

Section 6. Counterparts.

This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

Section 7. Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICTS OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 8. Headings.

Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

Section 9. Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the First Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations (including, without limitation, in respect of the Term B Loans) under the Guarantees, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limitation, in respect of the Term B Loans) pursuant to the Security Documents.

Section 10. Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TRIBUNE MEDIA COMPANY

By:	/s/ Steven Berns
	Name:	Steven Berns
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 1]

GUARANTORS:

BASELINE ACQUISITIONS, LLC

BASELINE, LLC

CASTTV INC.

CHICAGOLAND TELEVISION NEWS, LLC

CLASSIFIED VENTURES HOLDCO, LLC

FOXCO ACQUISITION, LLC

FOXCO ACQUISITION FINANCE CORPORATION

FOXCO ACQUISITION SUB, LLC

GRACENOTE, INC.

KDAF, LLC

KIAH, LLC

KPLR, INC.

KRCW, LLC

KSTU, LLC

KSTU LICENSE, LLC

KSWB, LLC

KTLA, LLC

KTVI, LLC

KTVI LICENSE, LLC

KTXL, LLC

KWGN, LLC

LOCAL TV, LLC

LOCAL TV AIRCRAFT, INC.

LOCAL TV FINANCE, LLC

LOCAL TV FINANCE CORPORATION

LOCAL TV HOLDINGS, LLC

LOCAL TV NORFOLK REAL ESTATE, LLC

MAGIC T MUSIC PUBLISHING COMPANY, LLC

MEDIA BY NUMBERS, LLC

OAK BROOK PRODUCTIONS, LLC

RIVERWALK HOLDCO, LLC

RIVERWALK HOLDCO II, LLC

STUDIO SYSTEMS, LLC

TOWER DISTRIBUTION COMPANY, LLC

TOWERING T MUSIC PUBLISHING COMPANY, LLC

TRIBUNE (FN) CABLE VENTURES, LLC

TRIBUNE BROADCASTING COMPANY, LLC

[Signature Page to Amendment No. 1]

TRIBUNE BROADCASTING COMPANY II, LLC

TRIBUNE BROADCASTING DENVER, LLC

TRIBUNE BROADCASTING DENVER LICENSE, LLC

TRIBUNE BROADCASTING FORT SMITH, LLC

TRIBUNE BROADCASTING FORT SMITH LICENSE, LLC

TRIBUNE BROADCASTING HARTFORD, LLC

TRIBUNE BROADCASTING INDIANAPOLIS, LLC

TRIBUNE BROADCASTING KANSAS CITY, INC.

TRIBUNE BROADCASTING NORFOLK, LLC

TRIBUNE BROADCASTING OKLAHOMA CITY, LLC

TRIBUNE BROADCASTING OKLAHOMA CITY LICENSE, LLC

TRIBUNE BROADCASTING SEATTLE, LLC

TRIBUNE DIGITAL VENTURES, LLC

TRIBUNE ENTERTAINMENT COMPANY, LLC

TRIBUNE INVESTMENTS, LLC

TRIBUNE MEDIA SERVICES, LLC

TRIBUNE NATIONAL MARKETING COMPANY, LLC

TRIBUNE TELEVISION NEW ORLEANS, INC.

WDAF LICENSE, INC.

WDAF TELEVISION, INC.

WDCW, LLC

WGHP, LLC

WGHP LICENSE, LLC

WGN CONTINENTAL BROADCASTING COMPANY, LLC

WHNT, LLC

WHNT LICENSE, LLC

WHO LICENSE, LLC

WHO TELEVISION, LLC

WITI LICENSE, LLC

WITI TELEVISION, LLC

[Signature Page to Amendment No. 1]

WJW LICENSE, LLC

WJW TELEVISION, LLC

WNEP, LLC

WPHL, LLC

WPIX, LLC

WPMT, LLC

WQAD, LLC

WQAD LICENSE, LLC

WREG, LLC

WREG LICENSE, LLC

WSFL, LLC

WTVR, LLC

WTVR LICENSE, LLC

WXMI, LLC

TRIBUNE REAL ESTATE HOLDINGS, LLC

TRIBUNE REAL ESTATE HOLDINGS II, LLC

AL-HUNTSVILLE-200 HOLMES AVENUE, LLC

AR-FORT SMITH-318 NORTH 13TH STREET, LLC

AR-VAN BUREN-179 GLADEWOOD ROAD, LLC

CA-4655 FRUITRIDGE ROAD, LLC

CA-OLYMPIC PLANT, LLC

CA-ORANGE COUNTY PLANT, LLC

CA-LOS ANGELES TIMES SQUARE, LLC

CO-1006 LOOKOUT MOUNTAIN ROAD, LLC

CO-6160 SOUTH WABASH WAY, LLC

CO-CLEAR CREEK COUNTY-ARGENTINE PASS, LLC

CO-DENVER-100 EAST SPEER BOULEVARD, LLC

CO-GOLDEN-21214 CEDAR LAKE ROAD, LLC

CT-121 WAWARME AVENUE, LLC

CT-285 BROAD STREET, LLC

CT-WTIC, LLC

FL-633 NORTH ORANGE AVENUE, LLC

FL-DEERFIELD PLANT, LLC

FL-ORLANDO SENTINEL, LLC

IA-ALLEMAN POLK COUNTY, LLC

[Signature Page to Amendment No. 1]

IA-DES MOINES-1801 GRAND AVENUE, LLC

IL-11201 FRANKLIN AVENUE, LLC

IL-16400 SOUTH 105TH COURT, LLC

IL-2501 WEST BRADLEY PLACE, LLC

IL-3249 NORTH KILPATRICK, LLC

IL-3722 VENTURA DRIVE, LLC

IL-720 ROHLWING ROAD, LLC

IL-FREEDOM CENTER, LLC

IL-HENRY COUNTY-RUSTIC HILL, LLC

IL-MOLINE-3003 PARK 16 STREET, LLC

IL-ORION-2880 NORTH 1100 AVENUE, LLC

IL-TRIBUNE TOWER, LLC

IN-2350 WESTLANE ROAD, LLC

IN-6910 NETWORK PLACE, LLC

IN-TRAFALGAR WTTV, LLC

IN-WINDFALL WTTV, LLC

MD-10 HAYS STREET, LLC

MD-10750 LITTLE PATUXENT PARKWAY, LLC

MD-3400 CARLINS PARK DRIVE, LLC

MD-NORTH CALVERT STREET, LLC

MD-SUN PARK, LLC

MI-3117 PLAZA DRIVE, LLC

MI-DAVIS ROAD, LLC

MO-KANSAS CITY-3020 SUMMIT STREET, LLC

MO-ST LOUIS-EMIL AVENUE, LLC

NC-HIGH POINT-2005 FRANCIS STREET, LLC

NC-SOFIA-4119 OLD COURTHOUSE ROAD, LLC

OH-CLEVELAND-5800 SOUTH MARGINAL ROAD, LLC

OH-PARMA-4501 WEST PLEASANT VALLEY ROAD, LLC

OK-OKLAHOMA CITY-EAST BRITTON ROAD, LLC

OR-10255 SW ARCTIC DRIVE, LLC

PA-2005 SOUTH QUEEN STREET, LLC

PA-5001 WYNNEFIELD AVENUE, LLC

PA-550 EAST ROCK ROAD, LLC

PA-LUZERNE COUNTY-PENOBSCOT MOUNTAIN, LLC

[Signature Page to Amendment No. 1]

PA-MOOSIC-16 MONTAGE MOUNTAIN ROAD, LLC

PA-MORNING CALL, LLC

PA-RANSOM, LLC

PA-SOUTH ABINGTON-RT 11 AND MORGAN HWY, LLC

TN-MEMPHIS-803 CHANNEL 3 DRIVE, LLC

TX-7700 WESTPARK DRIVE, LLC

TX-8001 JOHN CARPENTER FREEWAY, LLC

UT-SALT LAKE CITY-AMELIA EARHART DRIVE, LLC

VA-216 IRONBOUND ROAD, LLC

VA-DAILY PRESS, LLC

VA-NORFOLK-720 BOUSH STREET, LLC

VA-PORTSMOUTH-1318 SPRATLEY STREET, LLC

VA-RICHMOND, LLC

VA-SUFFOLK-5277 NANSEMOND PARKWAY, LLC

WA-1813 WESTLAKE AVENUE, LLC

WI-BROWN DEER-9001 NORTH GREEN BAY ROAD, LLC

WI-MILWAUKEE-1100 EAST CAPITAL DRIVE, LLC

By:	/s/ Edward Lazarus
	Name:	Edward Lazarus
	Title:	Secretary

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ John G. Kowalczuk
	Name:	John G. Kowalczuk
	Title:	Executive Director

[Signature Page to Amendment No. 1]

EXHIBIT A

CONSENT TO AMENDMENT NO. 1

CONSENT (this “Consent”) to Amendment No. 1 (the “Amendment”) to that certain Credit Agreement, dated as of December 27, 2013 (the “Credit Agreement”), by and among TRIBUNE MEDIA COMPANY (f/k/a TRIBUNE COMPANY), a Delaware corporation (“Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties and the L/C Issuer. Unless otherwise defined herein, terms used herein shall have the meanings given to them in the Amendment, including Exhibit C thereto.

Existing Term Loan Lenders

☐	The undersigned Term Loan Lender hereby irrevocably and unconditionally elects to decline to accept the Specified Optional Prepayment.

The undersigned Term Loan Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐	to convert 100% of the outstanding principal amount of the Initial Term Loans held by such (or such lesser amount allocated to such Lender by the Joint Lead Arrangers (and consented to by the Borrower)) Lender into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐	to have 100% of the outstanding principal amount of the Initial Term Loans held by such Lender prepaid on the First Amendment Effective Date and purchase by assignment a principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Joint Lead Arrangers (and consented to by the Borrower)).

Revolving Credit Lenders

☐	The undersigned Revolving Credit Lender hereby irrevocably and unconditionally consents to the Amendment.

A-1

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: , 2015

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

A-2

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of June 24, 2015 (this “Agreement”), by and among [ADDITIONAL TERM B LENDER] (each, an “Additional Term B Lender” and, collectively, the “Additional Term B Lenders”), Tribune Media Company (f/k/a Tribune Company) (“Borrower”), and JPMorgan Chase Bank, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 27, 2013 and amended by Amendment No. 1 dated as of [            ], 2015 (“Amendment No. 1”) (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Borrower, each lender from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may establish Additional Term B Commitments (the “Additional Term B Commitments”) with existing Term Lenders and/or Additional Term B Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B Lenders shall become Lenders pursuant to one or more Joinders;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional Term B Lender hereby agrees to provide the Additional Term B Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.01(a)(ii) of the Credit Agreement. The Additional Term B Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. For the avoidance of doubt, each Additional Term B Lender hereby consents to Amendment No. 1 (including, for the avoidance of doubt, the Section 1(c)Amendments).

Each Additional Term B Lender, Borrower and the Administrative Agent acknowledge and agree that the Additional Term B Commitments provided pursuant to this Agreement shall constitute Term B Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Term B Lender hereby agrees to make a Term B Loan to Borrower in an amount equal to its Additional Term B Commitment on the First Amendment Effective Date upon the occurrence of the First Amendment Effective Date and the Section 1(b) Amendments Effective Time in accordance with Section 2.01(a)(ii) of the Credit Agreement.

Each Additional Term B Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Additional Term B Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional Term B Lender, the Administrative Agent and Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Term B Commitment set forth on its signature page hereto, effective as of the First Amendment Effective Date and the Section 1(b) Amendments Effective Time.

For each Additional Term B Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B Lender may be required to deliver to the Administrative Agent pursuant to Section 3.01(f)(ii) of the Credit Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be un-enforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

[NAME OF ADDITIONAL TERM B LENDER]

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Additional Term B Commitments:

$

TRIBUNE MEDIA COMPANY

By:
Name:
Title:

Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT C

CREDIT AGREEMENT

[see attached]

C-1